UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

Money Market Funds

UBS Cashfund Inc.
Annual Report
March 31, 2013

UBS Cashfund Inc.

May 9, 2013

Dear shareholder,

We present you with the annual report for UBS Cashfund Inc. (the “Fund”) for the 12 months ended March 31, 2013.

Performance

The seven-day current yield for the Fund as of March 31, 2013 was 0.01% (after fee waivers), unchanged from what it was on March 31, 2012. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

The Fund’s yield remained low during the reporting period, reflecting the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low range, which continued to depress yields on a wide range of short-term investments. (For more details on the Fed’s decision, see below.) As a result, the yields of the securities in which the Fund invests remained extremely low and, in turn, kept the Fund’s yield low.

UBS Cashfund Inc.

Investment goal:
Current income, stability of
principal and high liquidity

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
January 20, 1978

Dividend payments:
Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. After the Commerce Department reported gross domestic product (“GDP”) growth in the US of 1.3% and 3.1% for the second and third quarters of 2012, respectively, growth was a tepid 0.4% in the fourth quarter. Decelerating growth was largely driven by weakening private inventory investment, federal government spending and exports. The economy

1

UBS Cashfund Inc.

then gained some traction during the first three months of 2013, as the housing market continued to rebound and there was some modest improvement in the labor market. The Commerce Department’s initial estimate of first quarter 2013 GDP growth was 2.5%.[1] Stronger growth was due, in part, to higher consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. In January 2012, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”). At its June meeting, the Fed extended Operation Twist until the end of 2012. In September, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained. The Fed did not change its policy stance at its meetings in January and March 2013.

Q.	How did you position the Fund over the fiscal year?
A.	We tactically adjusted the Fund’s weighted average maturity (WAM) throughout the 12-month review period. When the reporting period began, the Fund had a WAM of 21 days. By the end of the reporting period we had lengthened the Fund’s WAM to 46 days. Toward the middle of the reporting period, concerns regarding the ongoing challenges in Europe were overshadowed by the Fed’s third round

1 Based on the Commerce Department’s initial estimate announced on April 26, 2013, after the Fund’s reporting period had ended.

2

UBS Cashfund Inc.

of quantitative easing (“QE3”). In anticipation of further downward pressure on short-term interest rates with QE3, we significantly increased the Fund’s WAM in September.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification over the 12-month period, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. We typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Q.	What types of securities did you emphasize over the period?
A.	Several adjustments were made to the Fund’s sector positioning during the 12-month period. We increased the Fund’s exposure to repurchase agreements and modestly added to its commercial paper and certificates of deposit allocations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) Conversely, we reduced our allocations to US government and agency obligations and slightly pared our exposures to short-term corporate obligations.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Although overall economic growth in the US economy was mixed during the reporting period, we believe it has enough momentum to continue expanding in 2013. However, it’s likely that growth will be far from robust. We also believe the Fed will maintain its accommodative monetary policy and that the European sovereign debt crisis will continue to trigger periods of market volatility. Finally, continuing regulatory uncertainty has cast a shadow over money market funds for some time now, and will likely continue to do so. Against this backdrop, we anticipate continuing to manage the Fund with a focus on risk with the goal of keeping it highly liquid.

3

UBS Cashfund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Robert Sabatino
President	Portfolio Manager
UBS Cashfund Inc.	UBS Cashfund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 month period ended March 31, 2013. The views and opinions in the letter were current as of May 9, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

4

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 to March 31, 2013.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

	Beginning account value October 1, 2012	Ending account value[1] March 31, 2013	Expenses paid during period[2] 10/01/12 to 03/31/13	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.05	0.21%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,023.88	1.06	0.21%

[1] “Actual—Ending account value” may or may not be reflective of a shareholder's actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[2] Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

6

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	03/31/13	09/30/12	03/31/12
Seven-day current yield
after fee waivers and/or
expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield
after fee waivers and/or
expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield
before fee waivers and/or
expense reimbursements[1]	(0.38)	(0.40)	(0.37)
Seven-day effective yield
before fee waivers and/or
expense reimbursements[1]	(0.38)	(0.40)	(0.37)
Weighted average maturity[2]	46 days	49 days	21 days
Net assets (mm)	$609	$643	$739

Portfolio composition[3]	03/31/13	09/30/12	03/31/12
Commercial paper	53.8%	51.4%	49.9%
US government and agency obligations	18.6	14.3	28.5
Certificates of deposit	17.0	14.0	16.0
Repurchase agreements	9.1	15.2	3.0
Short-term corporate obligations	1.5	2.0	2.6
Other assets less liabilities	0.0 [4]	3.1	(0.0)[4]
Total	100.0%	100.0%	100.0%

[1] Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2] The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4] Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Not FDIC insured. May lose value. No bank guarantee.

7

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Security description	Face amount	Value
US government and agency obligations—18.58%
Federal Home Loan Mortgage Corp.*
0.155%, due 04/06/13[1]	$10,000,000	$9,999,611
0.140%, due 07/09/13[2]	6,000,000	5,997,690
Federal National Mortgage Association*
0.150%, due 09/03/13[2]	6,000,000	5,996,125
US Treasury Bills
0.070%, due 04/25/13[2]	5,000,000	4,999,633
0.110%, due 04/25/13[2]	10,000,000	9,999,534
0.106%, due 08/01/13[2]	10,000,000	9,996,408
US Treasury Notes
1.750%, due 04/15/13	11,000,000	11,006,709
0.625%, due 04/30/13	4,000,000	4,001,317
1.375%, due 05/15/13	10,000,000	10,014,736
0.375%, due 06/30/13	5,000,000	5,002,419
3.125%, due 08/31/13	7,000,000	7,084,931
0.125%, due 09/30/13	5,000,000	4,998,104
0.500%, due 11/15/13	9,000,000	9,017,299
0.750%, due 12/15/13	12,000,000	12,047,591
1.000%, due 01/15/14	3,000,000	3,019,412
Total US government and agency obligations (cost—$113,181,519)		113,181,519
Certificates of deposit—16.98%
Banking-non-US—12.47%
Bank of Montreal
0.170%, due 04/12/13	10,000,000	10,000,000
Bank of Nova Scotia
0.253%, due 04/19/13[1]	4,000,000	4,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.240%, due 04/08/13	5,000,000	5,000,000
Mizuho Corporate Bank Ltd.
0.260%, due 04/09/13	10,000,000	10,000,000
Norinchukin Bank Ltd.
0.150%, due 04/04/13	7,000,000	7,000,000
0.180%, due 04/04/13	5,000,000	5,000,000
Rabobank Nederland NV
0.434%, due 06/25/13[1]	5,000,000	5,000,000

8

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Societe Generale
0.210%, due 04/05/13	$6,000,000	$6,000,000
Sumitomo Mitsui Banking Corp.
0.250%, due 04/08/13	8,000,000	8,000,000
0.230%, due 05/06/13	9,000,000	9,000,000
Svenska Handelsbanken AB
0.230%, due 04/02/13	7,000,000	7,000,000
		76,000,000
Banking-US — 4.51%
Branch Banking & Trust Co.
0.254%, due 04/04/13[1]	6,500,000	6,500,000
0.130%, due 04/09/13	10,000,000	10,000,000
Citibank N.A.
0.180%, due 04/22/13	5,000,000	5,000,000
Wells Fargo Bank N.A.
0.170%, due 06/07/13	6,000,000	6,000,000
		27,500,000
Total certificates of deposit (cost—$103,500,000)		103,500,000
Commercial paper[2]—53.77%
Asset backed-auto & truck—1.48%
FCAR Owner Trust II
0.190%, due 06/03/13	1,000,000	999,667
0.200%, due 06/17/13	8,000,000	7,996,578
		8,996,245
Asset backed-banking US—0.82%
Atlantis One Funding Corp.
0.200%, due 06/24/13	5,000,000	4,997,667
Asset backed-miscellaneous—20.38%
Barton Capital LLC
0.200%, due 04/15/13	5,000,000	4,999,611

9

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Cancara Asset Securitisation LLC
0.190%, due 04/02/13	$10,000,000	$9,999,947
0.210%, due 04/08/13	5,000,000	4,999,796
0.230%, due 04/18/13	3,000,000	2,999,674
Chariot Funding LLC
0.250%, due 04/18/13	5,000,000	4,999,410
0.180%, due 05/28/13	5,000,000	4,998,575
Gotham Funding Corp.
0.170%, due 04/18/13	7,000,000	6,999,438
0.200%, due 04/25/13	6,000,000	5,999,200
Jupiter Securitization Co. LLC
0.260%, due 09/10/13	5,000,000	4,994,150
Liberty Street Funding LLC
0.170%, due 04/09/13	4,000,000	3,999,849
0.190%, due 06/17/13	6,000,000	5,997,562
Market Street Funding LLC
0.150%, due 04/29/13	5,000,000	4,999,417
0.190%, due 05/10/13	5,000,000	4,998,971
Nieuw Amsterdam Receivables Corp.
0.170%, due 04/15/13	7,000,000	6,999,537
0.190%, due 04/17/13	2,732,000	2,731,769
Old Line Funding Corp.
0.220%, due 04/15/13	6,000,000	5,999,487
0.190%, due 04/17/13	6,000,000	5,999,493
Regency Markets No. 1 LLC
0.170%, due 04/05/13	2,000,000	1,999,962
0.180%, due 04/15/13	15,000,000	14,998,950
Victory Receivables Corp.
0.190%, due 04/11/13	3,829,000	3,828,798
0.170%, due 04/22/13	8,046,000	8,045,202
0.170%, due 04/23/13	2,600,000	2,599,730
		124,188,528

10

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Security description	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US — 8.37%
DBS Bank Ltd.
0.220%, due 04/05/13	$7,000,000	$6,999,829
Lloyds TSB Bank PLC
0.210%, due 06/26/13	5,000,000	4,997,492
Mizuho Funding LLC
0.270%, due 04/02/13	9,000,000	8,999,932
Skandinaviska Enskilda Banken AB
0.215%, due 04/16/13	6,000,000	5,999,463
0.205%, due 05/31/13	5,000,000	4,998,292
Svenska Handelsbanken
0.250%, due 04/12/13	9,000,000	8,999,312
UOB Funding LLC
0.200%, due 06/26/13	5,000,000	4,997,611
Westpac Securities NZ Ltd.
0.385%, due 04/02/13[1]	3,000,000	3,000,000
0.253%, due 04/18/13[1]	2,000,000	1,999,889
		50,991,820
Banking-US—15.42%
Barclays U.S. Funding Corp.
0.220%, due 05/15/13	10,000,000	9,997,311
Bedford Row Funding Corp.
0.420%, due 12/16/13	3,000,000	2,990,935
BNP Paribas Finance, Inc.
0.100%, due 04/02/13	10,000,000	9,999,972
0.230%, due 06/17/13	5,000,000	4,997,540
Deutsche Bank Financial LLC
0.440%, due 06/10/13	6,000,000	5,994,867
ING (US) Funding LLC
0.180%, due 04/08/13	7,000,000	6,999,755
Natixis US Finance Co. LLC
0.200%, due 04/05/13	10,000,000	9,999,778
0.210%, due 04/08/13	7,000,000	6,999,714

11

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
Northern Pines Funding LLC
0.500%, due 07/01/13	$6,000,000	$5,992,417
Societe Generale N.A., Inc.
0.155%, due 04/01/13	12,000,000	12,000,000
State Street Corp.
0.200%, due 05/06/13	10,000,000	9,998,056
0.170%, due 05/13/13	5,000,000	4,999,008
Toronto-Dominion Holdings USA, Inc.
0.195%, due 05/17/13	3,000,000	2,999,252
		93,968,605
Finance-captive automotive—1.80%
Toyota Motor Credit Corp.
0.230%, due 05/22/13	6,000,000	5,998,045
0.240%, due 08/30/13	5,000,000	4,994,967
		10,993,012
Finance-non-captive diversified—1.97%
General Electric Capital Corp.
0.240%, due 04/01/13	6,000,000	6,000,000
0.220%, due 06/07/13	6,000,000	5,997,543
		11,997,543
Insurance-life—3.53%
MetLife Short Term Funding LLC
0.150%, due 04/11/13	1,500,000	1,499,938
0.150%, due 04/16/13	5,000,000	4,999,687
0.150%, due 04/19/13	5,000,000	4,999,625
0.170%, due 04/24/13	5,000,000	4,999,457
Prudential Funding LLC
0.200%, due 04/15/13	5,000,000	4,999,611
		21,498,318
Total commercial paper (cost—$327,631,738)		327,631,738

12

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Security description	Face amount	Value
Short-term corporate obligations—1.55%
Machinery-AG & construction—1.55%
Caterpillar Financial Services Corp.
2.000%, due 04/05/13	$4,340,000	$4,340,818
John Deere Capital Corp.
1.875%, due 06/17/13	5,090,000	5,107,550
Total short-term corporate obligations (cost—$9,448,368)		9,448,368
Repurchase agreements—9.10%
Repurchase agreement dated 03/28/13 with
Barclays Capital, Inc., 0.150% due 04/01/13,
collateralized by $40,853,900 US Treasury Note,
0.250% due 09/15/15; (value—$40,800,067);
proceeds: $40,000,667	40,000,000	40,000,000
Repurchase agreement dated 03/28/13 with
Deutsche Bank Securities, Inc., 0.200%
due 04/01/13, collateralized by $15,165,000
Federal National Mortgage Association obligation,
1.000% due 02/27/17; (value—$15,300,440);
proceeds: $15,000,333	15,000,000	15,000,000
Repurchase agreement dated 03/28/13 with
State Street Bank and Trust Co., 0.010% due
04/01/13, collateralized by $458,910 Federal
Home Loan Mortgage Corp. obligation, 1.960%
due 11/07/22 and $1,786 Federal National Mortgage
Association obligation, 2.170% due 11/07/22;
(value—$453,070); proceeds: $444,000	444,000	444,000
Total repurchase agreements (cost—$55,444,000)		55,444,000
Total investments which approximates cost for
federal income tax purposes (cost — $609,205,625) — 99.98%		609,205,625
Other assets in excess of liabilities — 0.02%		101,616
Net assets (applicable to 609,689,758 shares of common stock
outstanding equivalent to $1.00 per share) — 100.00%		$609,307,241

13

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$113,181,519	$—	$113,181,519
Certificates of deposit	—	103,500,000	—	103,500,000
Commercial paper	—	327,631,738	—	327,631,738
Short-term corporate
obligations	—	9,448,368	—	9,448,368
Repurchase agreements	—	55,444,000	—	55,444,000
Total	$—	$609,205,625	$—	$609,205,625

At March 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	77.4%
Japan	10.5
Sweden	4.4
Canada	2.3
Singapore	2.0
France	1.0
Netherlands	0.8
Australia	0.8
United Kingdom	0.8
Total	100.0%

14

UBS Cashfund Inc.
Statement of net assets—March 31, 2013

Portfolio footnotes

* On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
1 Variable or floating rate security. The interest rate shown is the current rate as of March 31, 2013 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
2 Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements	15

UBS Cashfund Inc.
Statement of operations

For the year ended March 31, 2013
Investment income:
Interest	$1,402,049

Expenses:
Investment advisory and administration fees	3,177,632
Transfer agency and related services fees	557,483
Professional fees	128,844
Custody and accounting fees	58,304
Reports and notices to shareholders	51,044
State registration fees	48,096
Directors’ fees	20,596
Insurance fees	17,035
Other expenses	35,551
4,094,585
Fee waivers and/or expense reimbursements by investment
advisor and administrator	(2,758,585)
Net expenses	1,336,000
Net investment income	66,049
Net realized gain	1,136
Net increase in net assets resulting from operations	$67,185

16	See accompanying notes to financial statements

UBS Cashfund Inc.
Statement of changes in net assets

	For the years ended March 31,
	2013	2012
From operations:
Net investment income	$66,049	$82,004
Net realized gain (loss)	1,136	(1,266)
Net increase in net assets resulting
from operations	67,185	80,738
Dividends to shareholders from:
Net investment income	(66,049)	(82,004)
Net decrease in net assets from capital
share transactions	(129,452,552)	(138,166,087)
Net decrease in net assets	(129,451,416)	(138,167,353)
Net assets:
Beginning of year	738,758,657	876,926,010
End of year	$609,307,241	$738,758,657
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements	17

UBS Cashfund Inc.
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended March 31,
	2013	2012	2011[1]	2010	2009
Net asset value,
beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0001	0.0001	0.0001	0.0002	0.0158
Dividends from net
investment income	(0.0001)	(0.0001)	(0.0001)	(0.0002)	(0.0158)
Distributions from net
realized gains	—	—	(0.0000)[2]	(0.0003)	—
Total dividends and
distributions	(0.0001)	(0.0001)	(0.0001)	(0.0005)	(0.0158)
Net asset value,
end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment
return[3]	0.01%	0.01%	0.02%	0.05%	1.59%
Ratios to average
net assets:
Expenses before fee
waivers and/or expense
reimbursements	0.62%	0.61%	0.60%	0.59%	0.55%
Expenses after fee
waivers and/or expense
reimbursements	0.20%	0.20%	0.27%	0.36%	0.55%
Net investment income	0.01%	0.01%	0.01%	0.02%	1.61%
Supplemental data:
Net assets,
end of year (000’s)	$609,307	$738,759	$876,926	$1,179,419	$2,301,669

1 The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
2 Amount represents less than $0.00005 per share.
3 Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

18	See accompanying notes to financial statements

UBS Cashfund Inc.
Notes to financial statements

Organization and significant accounting policies
UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

19

UBS Cashfund Inc.
Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with US GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a

20

UBS Cashfund Inc.
Notes to financial statements

separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered

21

UBS Cashfund Inc.
Notes to financial statements

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with affiliates
The Fund’s Board of Directors has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM. Under the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

At March 31, 2013, the Fund owed UBS Global AM $47,493 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

22

UBS Cashfund Inc.
Notes to financial statements

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the year ended March 31, 2013, UBS Global AM voluntarily waived investment advisory and administration fees totaling $2,758,585 for that purpose; such amount is not subject to future recoupment.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Fund’s investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, would be reflected as securities lending income in the Statement of operations.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds.

23

UBS Cashfund Inc.
Notes to financial statements

Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $204,030,635. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended March 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $344,682 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of

24

UBS Cashfund Inc.
Notes to financial statements

credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At March 31, 2013, the Fund did not have any securities on loan.

Other liabilities and components of net assets
At March 31, 2013, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$1,833
Other accrued expenses*	224,696

* Excludes investment advisory and administration fees.

At March 31, 2013, the components of net assets were as follows:

Accumulated paid in capital	$609,263,406
Accumulated net realized gain	43,835
Net assets	$609,307,241

Capital share transactions
There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended March 31,
	2013	2012
Shares sold	1,535,758,376	2,294,784,789
Shares repurchased	(1,665,270,577)	(2,433,024,929)
Dividends reinvested	59,649	74,053
Net decrease in shares outstanding	(129,452,552)	(138,166,087)

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during

25

UBS Cashfund Inc.
Notes to financial statements

each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2013 and March 31, 2012 was ordinary income.

At March 31, 2013 the characterization of accumulated earnings on a tax basis was undistributed ordinary income of $45,798 and accumulated realized capital and other losses of $130.

At March 31, 2013, the Fund had a short-term capital loss carryforward of $130. This carryforward is available as a reduction, to the extent provided in the regulations, of future short-term realized capital gains.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended March 31, 2013, accumulated paid in capital was decreased by $20 and accumulated net realized gain was increased by $20. This difference was due to non-deductible excise tax paid.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of and during the year ended March 31, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended March 31, 2013, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

UBS Cashfund Inc.
Report of Ernst & Young LLP, independent
registered public accounting firm

To the Board of Directors and Shareholders of
UBS Cashfund Inc.

We have audited the accompanying statement of net assets of UBS Cashfund Inc. (the “Fund”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two

27

UBS Cashfund Inc.
Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
May 29, 2013

28

UBS Cashfund Inc.
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/ usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N–MFP. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

29

This page intentionally left blank.

UBS Cashfund Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

31

UBS Cashfund Inc.
Supplemental information (unaudited)

Interested Directors

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served
Meyer Feldberg††; 71 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1990

Barry Mandinach*†††; 57 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director	Since 2010

32

UBS Cashfund Inc.
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

	Professor Feldberg is a director or trustee of 23 investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and The New York City Ballet.

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

33

UBS Cashfund Inc.
Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served
Richard Q. Armstrong; 77 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)

Alan S. Bernikow; 72 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005

34

UBS Cashfund Inc.
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). In addition from 1982 through 1995, Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others) (from 1982 until 1995).

	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

35

UBS Cashfund Inc.
Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served
Richard R. Burt; 66 McLarty Associates 900 17th Street NW, 8th floor Washington, D.C. 20006	Director	Since 1996

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005

Heather R. Higgins; 53 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005

36

UBS Cashfund Inc.
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and risk management consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001–2007 and since 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

37

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

38

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

39

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since September 2012	Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

40

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 55	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

41

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

42

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 47	Vice President	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 39	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

43

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 1995	Mr.Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr.Weller is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

44

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mandy Yu*; 29	Vice President	Since February 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas Region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas Region. Ms. Yu is a vice president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office for an indefinite term. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

45

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Directors
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2013. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE
UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended March 31, 2013 and March 31, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $59,700 and $59,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended March 31, 2013 and March 31, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $5,044 and $3,600, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements and (2) review of the consolidated 2011 and 2010 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended March 31, 2013 and March 31, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $12,950 and $14,400, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended March 31, 2013 and March 31, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through December 2011)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

	2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

____________________
[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2013 and March 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2013 and March 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2013 and March 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2013 and March 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2013 and March 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2013 and March 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended March 31, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended March 31, 2013 and March 31, 2012, the aggregate fees billed by E&Y of $193,356 and $287,350, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$17,994	$18,000
Non-Covered Services	175,362	269,350

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

     (a) Included as part of the report to shareholders filed under Item 1 of this form.
     (b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 7, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	June 7, 2013